Exhibit 10.236

EIGHTH AMENDMENT TO CREDIT AGREEMENT

EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”), dated as of November 19, 2010, among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), various financial institutions that are party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent and The Bank of Nova Scotia, as syndication agent, are parties to that certain Credit Agreement, dated as of June 15, 2007, as amended by that certain First Amendment to Credit Agreement dated as of July 9, 2008, that certain Second Amendment to Credit Agreement dated as of September 29, 2008, that certain Third Amendment to Credit Agreement dated as of November 17, 2008, that certain Fourth Amendment to Credit Agreement dated as of February 4, 2009, that certain Fifth Amendment to Credit Agreement dated as of February 25, 2009, that certain Sixth Amendment to Credit Agreement dated as of June 25, 2009 and that certain Seventh Amendment to Credit Agreement dated as of August 7, 2009 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

Section 1.1 of the Credit Agreement is hereby amended by replacing the existing definition of “Total Capacity” contained therein with the following:

“Total Capacity” means, as of any date of determination, an amount equal to the sum of (i) the aggregate principal amount of outstandings under the MTN Program, the Conduit Program and the CP Program on such date and (ii) the aggregate available unfunded commitment under the MTN Program, the Conduit Program and the CP Program on such date; provided, however, that for purposes of determining the Total Capacity on the date (if any) that an Amortization Event resulting from an Event of Bankruptcy of Financial Guaranty Insurance Company or Ambac Assurance Corporation is first declared, the aggregate principal amount of outstandings incurred by RCFC under, and the aggregate unfunded commitment available to RCFC under, the MTN Program, the Conduit Program and the CP Program after December 31, 2009 (including, for the avoidance of doubt, the aggregate principal amount of outstandings incurred and the aggregate unfunded commitment available under those certain Series 2010-1 notes issued April 8, 2010, those certain Series 2010-2 notes issued June 17, 2010, and those certain Series 2010-3 notes issued October 28, 2010) and still outstanding or available on the date of any such declaration shall be deemed to have been incurred or become available, as the case may be, on the day immediately following the date of any such declaration.

II. Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this Eighth Amendment, the Borrower hereby represents and warrants that:

        (a)   no Default or Event of Default exists on the Eighth Amendment Effective Date (as defined below), immediately before and after giving effect to this Eighth Amendment; and

    (b)   all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Eighth Amendment Effective Date immediately before and after giving effect to this Eighth Amendment, with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This Eighth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.           This Eighth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.           THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.           This Eighth Amendment shall become effective on the date (the “Eighth Amendment Effective Date”) when:

(i)           the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to:

Bingham McCutchen LLP
One State Street
Hartford, Connecticut
       Attention:  Peter Bruhn
Fax: (860) 240-2800
Email: peter.bruhn@bingham.com

(ii)           the Administrative Agent shall have received the wire transfer of immediately available funds, for the ratable account of each Lender signatory hereto, a fee equal to 0.05% of the sum of (A) the aggregate outstanding principal amount of Term Loans plus (B) the aggregate amount of Revolving Loan Commitments of the Lenders, in each case as of the Eighth Amendment Effective Date and who have consented to this Eighth Amendment on or prior to the Eighth Amendment Effective Date; and

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                (iii)           the Borrower shall have paid to Bingham McCutchen LLP, special counsel to the Administrative Agent, by wire transfer of immediately available funds, all reasonable fees and expenses (as set out in a written summary invoice received by the Borrower at least one Business Day prior to the Eighth Amendment Effective Date) owed to Bingham McCutchen LLP as of the date of such invoice in connection with the Loan Documents, the Obligations and the administration thereof, including all fees and expenses incurred in connection with the preparation, negotiation and execution of this Eighth Amendment and the transactions contemplated to be effected in connection with such execution and with the satisfaction of the conditions to the occurrence of the Eighth Amendment Effective Date (it being understood that the Borrower agrees to pay such fees and expenses regardless of whether the Eighth Amendment Effective Date occurs);

provided, however, that in the event any of the foregoing conditions to effectiveness set forth in this Section 5 shall not have been met on or prior to November 19, 2010, it is understood and agreed that this Eighth Amendment (except for the agreement of the Borrower in clause (iii) above to pay fees and expenses) shall be of no force and effect whatsoever, and no party hereto shall have any right or obligation with respect to any other party whatsoever with respect to any agreement set forth herein, except as provided above with respect to such fees and expenses (all such other rights and obligations being governed in such event exclusively by the Credit Agreement, if and to the extent provided for therein, as in effect without regard to this Eighth Amendment).

6.           In order to induce the Lenders to enter into this Eighth Amendment, the Borrower and each of the Subsidiary Guarantors acknowledge and agree, on and as of the Eighth Amendment Effective Date (in the event that it occurs), that neither the Borrower nor any of the Subsidiary Guarantors is aware as of the Eighth Amendment Effective Date of any offset right (other than an offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, provided that, for the avoidance of doubt, the Borrower acknowledges that no offset right of which the Borrower is aware pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement would permit the Borrower to exercise such offset right against any Obligation under the Loan Documents except for amounts owed by the Borrower under such Rate Protection Agreement), counterclaim, right of recoupment or any defense of any kind against, or with respect to, any of their respective Obligations under the Loan Documents to any Agent, the Issuer, or any Lender relating to or arising out of this Eighth Amendment, the Credit Agreement, or any other Loan Document. On and as of the Eighth Amendment Effective Date (in the event that it occurs),the Borrower and each of the Subsidiary Guarantors unconditionally release, waive and forever discharge all claims, offsets, causes of action, rights of recoupment, suits or defenses of any kind whatsoever, whether arising at law or in equity, whether known or unknown, which the Borrower or the Subsidiary Guarantors might otherwise have as of, and only as of, the Eighth Amendment Effective Date against any Agent, the Issuer, or any Lender or any of their respective directors, shareholders, partners (general and limited), members, managers, officers, employees, attorneys, agents and Affiliates relating to or arising out of this Eighth Amendment, the Credit Agreement, or the other Loan Documents or the administration thereof on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind arising prior to or existing as of the Eighth Amendment Effective Date; provided that, subject to the proviso immediately following this proviso, nothing herein shall modify any offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, and further provided that, in no event may any such offset right or netting arrangement be used to offset or net against, or constitute a defense to or give the Borrower a counterclaim or right of recoupment with respect to, any Obligation under the Loan Documents other than the applicable Rate Protection Agreement.  For the avoidance of doubt, nothing herein shall be construed as an acknowledgment by any Agent, the Issuer or any Lender that the Borrower or any of the Subsidiary Guarantors has any claims, offsets, causes of action, rights of recoupment, suits or defenses against any Agent, the Issuer, or any Lender.

7.           From and after the Eighth Amendment Effective Date, each reference in the Credit Agreement and in each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Eighth Amendment Effective Date, pursuant to the terms of this Eighth Amendment.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or officers to execute and deliver this Eighth Amendment as of the date first above written.

          DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

          By_________________________________
          Name:
          Title:

Agreed and Acknowledged

DTG OPERATIONS, INC. By_________________________________ Name: Title:	DTG SUPPLY, INC.. By_________________________________ Name: Title:
THRIFTY RENT-A-CAR SYSTEM, INC. By_________________________________ Name: Title:	THRIFTY INSURANCE AGENCY, INC. By_________________________________ Name: Title:
THRIFTY CAR SALES, INC. By_________________________________ Name: Title:	TRAC ASIA PACIFIC, INC. By_________________________________ Name: Title:
THRIFTY, INC. By_________________________________ Name: Title:
DOLLAR RENT A CAR, INC. By_________________________________ Name: Title:

Signature Page to Eighth Amendment

SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and as a Lender

By__________________________________
Name:
Title:

By__________________________________
Name:
Title:

Signature Page to Eighth Amendment

SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

*Name of Lender: ____________________________

By:_____________________________
Name:
Title:

*Eighth Amendment to Credit Agreement was executed by each of the following lenders:

Stoney Lane Funding I, Ltd.	By:	HillMark Capital Management, L.P.
Barclays Bank PLC
Bank of Oklahoma, N.A.
CANARAS SUMMIT CLO LTD	By:	Canaras Capital Management LLC
Dryden XVIII Leveraged Loan 2007 Ltd.	By:	Prudential Investment Management, Inc.
T. Rowe Price Institutional Floating Rate Fund	By:	T. Rowe Price Associates, Inc.
John Hancock Trust – Spectrum Income Trust	By:	T. Rowe Price Associates, Inc.
OCTAGON INVESTMENT PARTNERS V, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS VI, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS VII, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS VIII, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS IX, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS X, LTD.	By:	Octagon Credit Investors, LLC
OCTAGON INVESTMENT PARTNERS XI, LTD.	By:	Octagon Credit Investors, LLC
HAMLET II, LTD.	By:	Octagon Credit Investors, LLC
UBS AG, STAMFORD BRANCH

Signature Page to Eighth Amendment

Green Island CBNA Loan Funding LLC
VENTURE II CDO 2002, LIMITED	By:	MJX Asset Management LLC
VENTURE III CDO LIMITED	By:	MJX Asset Management LLC
VENTURE IV CDO LIMITED	By:	MJX Asset Management LLC
VENTURE VIII CDO LIMITED	By:	MJX Asset Management LLC
BNP Paribas
MIDFIRST BANK
ATRIUM III
ATRIUM IV
ATRIUM V	By:	Credit Suisse Alternative Capital, Inc.
ATRIUM VI	By:	Credit Suisse Alternative Capital, Inc.
BENTHAM WHOLESALE SYNDICATED LOAN FUND	By:	Credit Suisse Alternative Capital, Inc.
Castle Garden Funding
CSAM Funding II
CSAM Funding III
CSAM Funding IV
Madison Park Funding I, Ltd.
Madison Park Funding II, Ltd.	By:	Credit Suisse Alternative Capital, Inc.
Madison Park Funding III, Ltd.	By:	Credit Suisse Alternative Capital, Inc.
Madison Park Funding IV, Ltd.	By:	Credit Suisse Alternative Capital, Inc.
Madison Park Funding V, Ltd.	By:	Credit Suisse Alternative Capital, Inc.
Stone Tower CLO VIII Ltd.	By:	Stone Tower Debt Advisors, LLC
NAVIGATOR CDO 2004, LTD.	By:	GE Asset Management Inc.
DENALI CAPITAL CLO VII, LTD.	By:	Denali Capital LLC
SF-3 Segregated Portfolio	By:	Shiprock Finance, SPC
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.
BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
RAYMOND JAMES BANK, FSB
ATLANTIS FUNDING LTD.	By:	INVESCO Senior Secured Management, Inc.
Invesco Floating Rate Fund	By:	INVESCO Senior Secured Management, Inc.
KATONAH V, LTD.	By:	INVESCO Senior Secured Management, Inc.
MORGAN STANLEY BANK, N.A.
GENERAL ELECRIC CAPITAL CORPORATION
International Bank of Commerce
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
AMEGY BANK NATIONAL ASSOCIATION
JPMORGAN CHASE BANK, N.A.
FOUR CORNERS CLO 2005-I, Ltd.	By:	Four Corners Capital Management, LLC

Signature Page to Eighth Amendment

THE BANK OF NOVA SCOTIA
LANDMARK III CDO Limited	By:	Aladdin Capital Management
LANDMARK IV CDO Limited	By:	Aladdin Capital Management
LANDMARK V CDO Limited	By:	Aladdin Capital Management
LANDMARK VI CDO Limited	By:	Aladdin Capital Management
LANDMARK VII CDO Limited	By:	Aladdin Capital Management
LANDMARK VIII CLO Limited	By:	Aladdin Capital Management
LANDMARK IX CDO Limited	By:	Aladdin Capital Management
GREYROCK CDO Limited	By:	Aladdin Capital Management
Bank of America, N.A.
Arvest Bank
AMMC VIII, LIMITED	By:	American Money Management Corp.
MOUNTAIN VIEW CLO III LTD.	By:	Seix Investment Advisors LLC
RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH	By:	Seix Investment Advisors LLC
INCOME FUND
ROCHDALE FIXED INCOME OPPORTUNITIES	By:	Seix Investment Advisors LLC
PORTFOLIO
M&I Marshall & Illsley Bank
Halcyon Structured Asset Management CLO I LTD.
Halcyon Structured Asset Management Long Secured/Short
Unsecured CLO 2006-1 LTD.
Halcyon Structured Asset Management Long Secured/Short
Unsecured 2007-1 LTD.
Halcyon Structured Asset Management Long Secured/Short
Unsecured 2007-3 LTD.
Halcyon Structured Asset Management Long Secured/Short
Unsecured 2007-2 LTD.
Swiss Capital Pro Loan Limited
Halcyon Loan Investors CLO I, LTD.
Halcyon Loan Investors CLO II, LTD.
BMO HARRIS FINANCING, INC (F/K/A BMO CAPITAL
MARKETS FINANCING, INC.)

Signature Page to Eighth Amendment